UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 11, 2020

First Trust Specialty Finance and Financial Opportunities Fund
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	811-22039	06-1810845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 East Liberty Drive, Suite 400 Wheaton, Illinois	60187
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(630) 765-8000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

 Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 7.01 of the Current Report on Form 8-K filed on August 8, 2020 (the “Original Form 8-K”) solely to replace the press release filed as Exhibit 99.1 thereto (the “Original Press Release”). The Original Press Release has been superseded by a new press release updating the release date of the fund and market update referred to therein. No other changes have been made to the Original Form 8-K.

Item 7.01 Regulation FD Disclosure.

First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”) is filing herewith a press release issued on August 11, 2020 as Exhibit 99.1. The press release was issued by First Trust Advisors L.P. to supersede the Original Press Release to change the date on which the update on the Fund and the market from Confluence Investment Management, LLC, the Fund's investment sub-advisor, will be released, from August 11, 2020 to August 12, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press release of First Trust Advisors L.P. dated August 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

Date	August 11, 2020	/s/ W. Scott Jardine
Name: W. Scott Jardine
Title: Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of First Trust Advisors L.P. dated August 7, 2020.